Exhibit 99.1

Digital Infrastructure Platforms for AI, HPC and Digital Assets NASDAQ: MIGI Company Presentation January 2025

DISCLAIMER This presentation has been designed to provide general information about Mawson Infrastructure Group, Inc. (“Mawson” or "the Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Mawson. FORWARD - LOOKING STATEMENTS This presentation may contain forward - looking statements. The Company cautions that any statements in this presentation that are not a description of historical fact are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. These forward - looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward - looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets and cryptocurrencies, further or new regulation of digital assets, the evolution of AI and HPC market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build - out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10 - K filed with the SEC on April 1, 2024, and Mawson’s Quarterly Report on Form 10 - Q filed with the SEC on May 15, 2024, August 19, 2024, November 14, 2024, and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward - looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. Safe Harbor Statement and Disclaimer

Experienced Management with Advanced Tech Expertise Rahul Mewawalla CEO and President Rahul is a technology and business leader with extensive strategic and operational expertise across Fortune 500 and growth companies, having held senior executive and operating roles including as CEO and President for several technology companies. He has held leadership roles with leading global technology companies including Yahoo!, General Electric (NYSE: GE) and Nokia Corporation (NYSE: NOK) and has served as board director for several NASDAQ - listed public companies including as Chairman of the Board. He served as Advisor to Stanford University's Persuasive Technology Lab, Senior Advisor to San Francisco Mayor’s Office on Innovation, Chair of the Venture Capital Task Force Committee on Services and Systems, and with the MIT - Stanford Venture Lab. He has previously received numerous awards and honors such as Top 40 under 40 in San Francisco and received an MBA from the Kellogg School of Management at Northwestern University. Geneva Skeen Head of Information Systems Technology leader with proven track record in software, IT systems, software services, product development, and data analysis Allen Bolden Head of Operations Extensive background in facilities, operations, and engineering across large - scale enterprise infrastructure Max Franklin Head of Sales and Strategic Partnerships Extensive sales, partnerships and customer success expertise across AI, HPC, and digital assets Kaliste Saloom General Counsel and Head of Legal Seasoned legal experience including General Counsel roles with various publicly and privately held companies in high - tech industries including satellite, telecom, and autonomous vessels Vikram Murali Head of Corporate Development Expertise across corporate development, most recently at Evercore’s investment banking practice, working on M&A, capital raises, and strategic advisory assignments Jonathan Sites Head of Human Resources HR, culture, and people operations. Leads Mawson’s HR initiatives, and talent development strategies Bill Regan Chief Financial Officer Finance executive with 40 years of experience, including 25 years at public companies. Extensive transactional expertise, including two IPOs, and numerous acquisitions, divestitures, and financings. Anurag Gandhi Head of Corporate Strategy Corporate strategy and operations leader with prior experience in advisory and operating roles at various Big Tech and PE - backed companies

Technology company focused on next - generation digital infrastructure platforms for Artificial Intelligence (AI), High - Performance Computing (HPC), and Digital Assets markets HQ near rapidly growing tech hub in Pittsburgh, PA., with multiple digital infrastructure sites in the PJM market, North America's largest competitive and deregulated wholesale power market Deep innovation, tech, and operational expertise to manage and optimize digital infrastructure and computing with a team from Apple, Amazon Web Services, Nokia, Yahoo, T - Mobile, and other tech companies Carbon - Free and focused on using sustainable energy, including nuclear, across our multiple digital infrastructure and computing sites About Mawson Infrastructure Group, Inc. Innovative Digital Infrastructure Platforms Company serving the AI, HPC and Digital Assets Markets

• Diversified, asset - light, SaaS - like revenue stream • Adaptable contracts with capacity flexibility and rapid deployments • Add - ons and potential upsells such as Managed Site Services and Software Services Diversified Mix of Businesses, Focused on Global Digital Economy Creating Natural Synergies for the Company • Participation in innovative energy management programs • Provides stability to electric grid and generates revenue • Optimizes energy costs while contributing to overall grid reliability Digital Assets Mining Platform • High - growth and high - value foundational revenue stream • Long - term contract structures for stable, predictable cash flow with attractive margins • Builds upon core capabilities, expands operational capabilities and service offerings AI and HPC Colocation Platform Energy Management Platform • Provides upside potential during favorable market conditions • Enhances operator expertise, benefiting all colocation clients • Allows strategic resource allocation based on market dynamics Digital Colocation Platform

2023 2024 Robust Y/Y Revenue Growth Strong Revenue Growth Led by Robust Digital Colocation 136% Y/Y Revenue Growth in Digital Colocation Revenue and 36% Y/Y Overall Revenue Growth 1 2024 revenues are unaudited and subject to change/updates 2024 Growth Overview 1 • 136% Y/Y Growth in Digital Colocation Revenue • 36% Y/Y increase in Total Overall Revenue with an increasingly optimized revenue mix across Digital Colocation, Energy Management, and Digital Assets Mining while also building towards AI / HPC Platforms • Positive Cash Flows from Operations $43.6 million $59.3 million 1

Robust Hash Rate Growth (with lighter capex investment than most peers) 31% Y/Y increase in Operating Hash Rate 2023 2024 Operating Hash Rate 1 (EH/s) 1 Operating Hash Rate is based on the nameplate hash rate of the miners, including colocation and self - mining, currently deployed across our facilities and is subject to change/updates 2024 Hash Rate Growth Overview 1 • 31 % Y/Y Increase in Operating Hash Rate and Optimization of Infrastructure to 4 . 98 EH/s • Expansion Funded Entirely through Cash From Operations and Enhanced Management Capabilities 3.81 4.98

1 1 2 5 H1 2023 H2 2023 H1 2024 H2 2024 Accelerating Operational Capacity and Growing Enterprise Customer Base 100 109 109 129 Operational Capacity (MW) Number of Enterprise - Grade Colocation Customers H1 2023 H2 2023 H1 2024 H2 2024 • Platform has grown to becoming a multi - tenant platform across enterprise - grade institutional customers • Expanded infrastructure, technology, and operating expertise positions us for future growth • New management team with deep tech expertise from Apple, T - Mobile, Nokia, Yahoo, GE, and others

Multiple Operating and Pipeline Facilities in the PJM Market

Strategic Location in North America's Largest Electric Market with Robust Fiber Connectivity



Bellefonte, PA.



Midland, PA.



Perry County, OH.



Additional PJM Market Sites

129 MW

Current Operating Capacity, with expansion potential at current and pipeline sites

An average MacBook Air uses about 30 watts; a megawatt is a million watts.

129 million watts can power approximately **4.3 million** MacBooks at the same time.

- **We currently operate 129 MW, >90% of which are within 30 minutes from Pittsburgh International Airport**
- **PJM advantages include North America's largest power grid, competitive energy rates, and robust interconnectivity**
- **Well-positioned for high-density compute with access to renewable energy and strong demand response programs**
- **Greater Pittsburgh area continues to evolve into a key research and commercial hub for AI, HPC, and accelerated computing (Fun Fact: Carnegie Mellon faculty Herbert Simon and Allen Newell invented the field of AI in Pittsburgh)**

Mawson

2023 May 2023 : Announced new CEO and President Rahul Mewawalla, a technology and business leader Jun 2023 : Operationalized 9 MW facility in Bellefonte, PA Oct 2023 : Executed colocation agreement with enterprise grade customer Dec 2023 : Executed colocation agreement with second enterprise grade customer H1 2024 Feb 2024 : Executed colocation services agreement with third enterprise grade customer Mar 2024 : Strengthened management and technology team with new hires Mar 2024 : Expanded colocation services agreement with enterprise customer for an additional 20 MW Apr 2024 : Announced expansion plans for Midland, PA site May 2024 : Announced 90% Y/Y and 83% Q/Q increase in colocation services business revenue in Q1 2024 Jun 2024 : Signed 20 MW colocation services agreement with enterprise grade customer and expanded digital colocation services business to new digital assets class Jun 2024 : Successfully completed expansion in Midland, PA bringing total PJM sites capacity to 129 MW H2 2024 2025 YTD* Jan 2025 : Executed 20 MW colocation services agreement with fifth enterprise grade customer Jan 2025 : Announced 69% Y/Y increase in digital colocation monthly business revenue in Dec 2024 Significant Momentum in Transforming the Company and Driving Growth Growing the Business under New Management and Technology Team * As of mid - January 2025 Jul 2024 : Continued upgrades and refreshes in management and technology team, almost entirely new management team Aug 2024 : Executed 20 MW AI/HPC colocation customer agreement; signed LOI for additional 124 MW or total of 144 MW Aug 2024 : Announced new 24 MW site in Perry County, OH., increasing total capacity to 153 MW upon completion Oct 2024: Completed Phase 1 of construction including groundworks at Perry County, OH, facility Nov 2024 : Rang the closing bell at the NASDAQ on November 21, in recognition of the Company’s recent accomplishments and our innovative approach towards digital infrastructure platforms Nov 2024 : Announced Q3 2024 results including Digital Colocation business revenue increasing 222% Y/Y

Suite of Hardware, Software and Services • Deep expertise across hardware, software, and digital infrastructure services • Scalable digital infrastructure platforms for revenue optimization and performance tracking across multiple enterprise grade customers Delivering Next - Gen Digital Infrastructure for AI, HPC, and Digital Assets Secure, Adaptable, and Scalable Infrastructure for Computing and Digital Platforms Operating Facilities in the PJM Market • Operate in large, organized, and deregulated market • Partnerships with Carbon - Free energy providers, including nuclear • Among the most competitive wholesale power rates in the US • Advanced energy management programs Rapid, Adaptable, and Efficient Digital Infrastructure Operations • Scalable and adaptable solutions across AI, HPC, and digital assets markets • Capabilities and resources across use - cases and markets • Agile expertise across modular data centers and in - building computing centers

Digital Colocation Services for Enterprise - Grade Customers x Customers provide their own compute including GPUs, ASICs, etc. x We provide digital infrastructure and offer add - ons like software services, managed site services, maintenance, and optimization services x We receive SaaS - like digital infrastructure revenue Key Features and Highlights x Reliable, competitively priced power and advanced power management capabilities x Secure, configurable digital infrastructure facilities across AI, HPC, and digital assets applications x High - speed, redundant fiber connections designed for optimized uptime AI, HPC, and Digital Assets Colocation Business Digital Infrastructure for GPUs, ASICs, Other Compute Platforms

Recent AI Colocation Strategy 20 MW of Digital Infrastructure for AI/HPC with Expansion Potential to 144 MW in total GROWTH FINANCIAL STRATEGIC Provides Mawson with a growth pipeline as well as a customer and partner roadmap to collaborate with future AI and HPC customers Long - term, stable, higher revenue and gross margin segment, with focus on long - term AI and HPC growth markets Six - year, long - term agreement represents expansion into AI and HPC colocation markets, a strategic growth opportunity AI / HPC Colocation

AI/HPC Colocation Agreement Transaction Summary 20 MW of Digital Infrastructure for AI/HPC with Expansion Potential to 144 MW in total Note : 1. Operating capacity is expected to ramp to fully allocated amount over time 2. Revenue can be subject to change depending on operating capacity ramp up timeframe as well as potential colocation rate adjustments every 2 years within the initial term of contract Initial Term of Contract 6 - year contract, with option for rate adjustments every 2 years Initial Capacity Allocation 20 MW 1 Renewal 24 - month renewal options upon completion of initial 6 - year term Estimated Revenue Impact $285 million dollars 2 LOI for Expansion LOI for additional 124 MW expansion, which would take total AI/HPC deployment to 144 MW

Digital Infrastructure Platforms: The Foundation of AI and HPC

Growing Demand for Digital Infrastructure Sites to Drive AI/HPC Ecosystem Expansion

DIGITAL INFRASTRUCTURE PLATFORMS
Mawson

COMPUTE (GPUs, ASICs)
NVIDIA, AMD, intel, Qualcomm

SOFTWARE PLATFORMS
Google Cloud, aws, Microsoft Azure

AI APPLICATIONS
OpenAI, LLaMA by Meta

Digital Infrastructure is the tracks on which the AI trains run

- Enables ChatGPT and Claude to answer **15 million questions daily**
- One AI training run uses as much energy as **5,000 EV charges**
- LLMs like GPT-4 **need retraining every 3-6 months** to stay current
- AI Infrastructure market to grow from **$200B to $800B in just 6 years**
- Strong demand for **100% Carbon-Free energy** to power the AI revolution

Note: Logos shown above belong to their respective owners and are for representational purposes only to show the ecosystem, and do not indicate the source or particular sponsorship of Mawson's products or services

Mawson

$184 $244 $320 $416 $529 $668 $827 2024E 2025E 2026E 2027E 2028E 2029E 2030E AI and HPC Digital Infrastructure Markets Growing Long - Term Demand for Accelerated Computing Infrastructure $827B+ 2030 Estimated Global AI market size 1 29% Estimated CAGR 1 2024 to 2030 600+ TWh 2030 Estimated Global AI Power Demand 2 AI applications are becoming the largest uses of data and processing power within data centers Growing demand for digital infrastructure to support AI and HPC requirements, with anticipated supply shortages despite rapid capacity expansion Global Artificial Intelligence Market Size 1 ($ in Billions) Major U.S. Infrastructure Push: $500B 'Stargate' initiative recently announced to address computing capacity constraints, including immediate $100B deployment toward new AI data centers Sources : 1. Statista, “The Artificial Intelligence (AI) market includes software, hardware, and services that enable organizations to develop and deploy AI applications.” 2. McKinsey report, “How data centers and the energy sector can sate AI’s hunger for power”, Nov 6, 2024.

Increasing Global Adoption and Growth of Digital Assets Accelerating Investment and Institutional Participation in Digital Asset Markets Provides Increased Opportunities for Digital Infrastructure Providers 560 Million Users 2 and Growing Ownership base, investments by leading public companies like Tesla, MicroStrategy, and Block, and rising allocations from institutional investors Source : 1. Blockworks, as of January 24, 2025 2. Statista $2.1 Trillion 1 market cap for Bitcoin The largest single digital asset $3.6 Trillion 1 market cap for digital currencies 10x growth in the last five years $125 billion 1 market cap for Bitcoin ETFs Less than one year since approval, and currently offered by leading institutions like Grayscale, BlackRock, Fidelity, and others Global adoption of Digital Assets With approval of Bitcoin ETFs in the United States and potential for expansion to other markets such as South Korea, Japan, and Singapore Increasing Institutional and Market Interest Creates potential for new products and services in the digital assets space

Expanded Public Company Presence and Thought Leadership across Industry, Investors, and Ecosystem • Expanded public and NASDAQ - listed company presence, going from a relatively under the radar company to actively participating in and showcasing leadership at several major industry and investor conferences spanning North America, Europe, and Asia • Established thought leadership in high - growth sectors including digital infrastructure, digital assets, carbon - free and nuclear energy, artificial intelligence (AI), high - performance computing (HPC), and innovation • Invited to Ring the NASDAQ Closing Bell to commemorate the company’s recent accomplishments and innovative approach to digital infrastructure platforms • Attracted coverage from top - tier financial media and industry publications including Financial Times, Reuters, Forbes, Newsweek, Data Center Dynamics, Fast Company, and Power Magazine See the News & Media section on our website

Digital Infrastructure Platforms for AI, HPC and Digital Assets NASDAQ: MIGI Corporate HQ 950 Railroad Avenue, Midland PA 15059, USA For more information and updates, visit our website https://www.mawsoninc.com https://www.linkedin.com/company/mawsoninc/ Mawson (@Mawsoninc) / X (twitter.com) Mawson Infrastructure Group Inc Mawson Infrastructure Group Inc - YouTube Investor Relations IR@mawsoninc.com Media Relations mediarelations@mawsoninc.com